U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (Date of earliest event reported):
                                DECEMBER 5, 2001


                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
             (Exact name of Registrant as specified in its charter)


                                    Maryland
                            (State of Incorporation)


                  Investment Company Act File Number: 811-00831
                            (Commission File Number)


                                   13-4064344
                      (I.R.S. Employer Identification No.)


                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)


                                 (212) 850-1864
              (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Market Letter for Seligman New Technologies Fund, Inc. for the period ended December 31, 2001.

ITEM 9.   REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached Market Letter for the period ended December 31, 2001.


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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 5th day of December, 2001.


                                        SELIGMAN NEW TECHNOLOGIES FUND, INC.




                                        By:  /s/  Brian T. Zino
                                             ---------------------------------
                                             Brian T. Zino
                                             President


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